EXHIBIT 24

























                                 Power of Attorney

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                        CULLEN/FROST BANKERS, INC.

                OFFICERS' AND DIRECTORS' POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS:


     That the undersigned director and/or officer of Cullen/Frost Bankers, Inc., a Texas corporation hereby constitutes and appoints Patrick B. Frost, Richard
W. Evans, Jr., and Phillip D. Green, or either of them, his true and lawful attorneys-in-fact and agents, and with power of substitution and resubstitution, with full power to sign a Registration Statement on Form S-8 under the Securities Act of 1933, as amended ("Act") and any and all amendments
(including post-effective amendments) and supplements to the Registration Statement, and to file the same with all Exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, for the purpose of registering 150,000 shares of Common Stock of Cullen/Frost Bankers, Inc. (In the event of future stock dividends or stock splits, the shares will adjust accordingly) under the Act for the 1997 Directors Stock Option Plan, granting unto said attorneys-in-fact and agents, or either of them, or their substitues, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

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Signatures                          Title                            Date
-----------------------  --------------------------------  ---------------------


/s/ T.C. FROST
-------------------------   Senior Chairman of the Board       January 26, 1999
(T.C. Frost)                      and Director


/s/ RICHARD W. EVANS, Jr
------------------------    Chairman of the Board and          January 26, 1999
(Richard W. Evans, Jr.)           Director


/s/ R. DENNY ALEXANDER
-----------------------           Director                     January 26, 1999
(R. Denny Alexander)


/s/ ISAAC ARNOLD, JR.
-----------------------            Director                    January 26, 1999
(Isaac Arnold, Jr.)


/s/ ROYCE S. CALDWELL
-----------------------            Director                    January 26, 1999
(Royce S. Caldwell)


/s/ RUBEN R. CARDENAS
-----------------------            Director                     January 26, 1999
(Ruben R. Cardenas)


/s/ HENRY E. CATTO
-----------------------            Director                     January 26, 1999
(Henry E. Catto)


/s/ BOB W. COLEMAN
-----------------------            Director                     January 26, 1999
(Bob W. Coleman)


/s/ HARRY H. CULLEN
-----------------------            Director                     January 26, 1999
(Harry H. Cullen)



-----------------------            Director                     January 26, 1999
(Roy H. Cullen)


/s/ EUGENE H. DAWSON, SR.
-------------------------           Director                   January 26, 1999
(Eugene H. Dawson, Sr.)

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      Signatures                           Title                     Date
---------------------------  --------------------------   ----------------------

/s/ CASS EDWARDS
-------------------------           Director                  January 26, 1999
(Cass Edwards)


/s/ RUBEN M. ESCOBEDO
-------------------------           Director                  January 26, 1999
(Ruben M. Escobedo)


/s/ W.N. FINNEGAN III
-------------------------            Director                  January 26, 1999
(W.N. Finnegan III)


/s/ PATRICK B. FROST
-------------------------            Director                  January 26, 1999
(Patrick B. Frost)


/s/ JOE FULTON
-------------------------            Director                  January 26, 1999
(Joe Fulton)


/s/ JAMES W. GORMAN, JR.
-------------------------            Director                  January 26, 1999
(James W. Gorman, Jr.)


/s/ JAMES L. HAYNE
-------------------------            Director                 January 26, 1999
(James L. Hayne)


/s/ RICHARD M. KLEBERG, III
---------------------------          Director                  January 26, 1999
(Richard M. Kleberg, III)


/s/ ROBERT S. McCLANE
---------------------------          Director                   January 26, 1999
(Robert S. McClane)


/s/ IDA CLEMENT STEEN
----------------------------         Director                  January 26, 1999
(Ida Clement Steen)


/s/ CURTIS VAUGHAN, JR.
----------------------------         Director                  January 26, 1999
(Curtis Vaughan, Jr.)


/s/ HORACE WILKINS
----------------------------         Director                  January 26, 1999
(Horace Wilkins)

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  Signatures                          Title                         Date
-----------------------------  -------------------------   ---------------------


/s/ MARY BETH WILLIAMSON
----------------------------          Director                 January 26, 1999
(Mary Beth Williamson)


/s/ PHILLIP D. GREEN
----------------------------  Senior Executive Vice President  January 26, 1999
(Phillip D. Green)              and Chief Financial Officer